                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 3, 2005


    RIG NAME         WD         DESIGN         LOCATION     STATUS*         OPERATOR           CURRENT TERM
------------------------------------------------------------------------------------------------------------------

DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

Ocean Quest        3,500'  Victory Class         GOM       Contracted         Pogo              one well

Ocean Star         5,500'  Victory Class         GOM       Contracted      Kerr-McGee       220 day extension

Ocean America      5,500'  Ocean Odyssey         GOM       Contracted       Mariner         one well extension

Ocean Valiant      5,500'  Ocean Odyssey         GOM       Contracted         ENI          third of three wells
                                                                                                plus option

Ocean Victory      5,500'  Victory Class         GOM       Contracted       Newfield            one well
                                                                          Exploration
Ocean Confidence   7,500'  DP Aker H-3.2         GOM       Contracted          BP            five-year term
                           Modified

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)

Ocean Voyager      2,000'  Victory Class         GOM       Contracted        Murphy             one well

Ocean Concord      2,200'  F&G SS-2000           GOM       Contracted      Kerr-McGee      one well plus option

Ocean Lexington    2,200'  F&G SS-2000           GOM       Contracted   Walter Oil & Gas        one well

Ocean Saratoga     2,200'  F&G SS-2000           GOM       Contracted         LLOG              one well

                    DAYRATE
    RIG NAME        (000S)       START DATE      EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

Ocean Quest        mid 70's   early Dec. 2004   late Jan. 2005    LOI for one well in low 100's beginning late Jan. 2005 and ending mid April 2005; followed by LOI for one well in high 110's beginning mid April and ending mid July 2005; followed by LOI for
                                                                  120 day term in mid 120's beginning mid July and ending mid Nov.
                                                                  2005.  Available; actively marketing.

Ocean Star         mid 70's   early Dec. 2004   mid July 2005     90 day term extension plus option with Kerr-McGee in low 140's beginning mid July 2005 and ending early Oct. 2005.  Available;
                                                                  actively marketing.

Ocean America      mid 80's   late Oct. 2004    late Jan. 2005    One well extension plus option with Mariner in mid 110's beginning late Jan. 2005 and ending early Mar. 2005; followed by two wells plus option with Mariner in low 130's beginning early Mar. and ending early June 2005; followed by three well extension with
                                                                  Mariner/Pioneer in low 150's beginning early June and ending early
                                                                  Sept. 2005.  Available; actively marketing.

Ocean Valiant      high 50's  late Dec. 2003    mid Jan. 2005     One well with Kerr-McGee in mid 80's beginning mid Jan. and ending early Mar. 2005; followed by one well with Kerr-McGee in high 90's beginning early Mar. 2005 and ending mid May 2005, followed by one well plus options with Kerr-McGee in low 130's beginning mid May and ending mid July 2005; followed by 180 day term extension with
                                                                  Kerr-McGee in low 150's beginning mid July 2005 and ending mid
                                                                  Jan. 2006. Available; actively marketing.

Ocean Victory      mid 90's   late Dec. 2004    mid Feb. 2005     LOI for two wells in low 130's beginning mid Feb. and ending late
                                                                  May 2005.  Available; actively marketing.

Ocean Confidence   170's      early Jan. 2001   early Jan. 2006   Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)

Ocean Voyager      low 70's   late Dec. 2004    early Feb. 2005   One well with Walter in mid 70's beginning early Feb. 2005 and ending early Mar. 2005; followed by one well with Walter in low
                                                                  80's beginning early Mar. 2005 and ending early April 2005.
                                                                  Available; actively marketing.

Ocean Concord      mid 50's   early Oct. 2004   mid Jan. 2005     One well with ENI in mid 50's beginning mid Jan. 2005 and ending late Mar. 2005; followed by one well for Kerr-McGee in upper 50's beginning late Mar. and ending late April 2005; followed by one well plus option with Kerr-McGee in mid 70's beginning late April and ending late June 2005. Available; actively marketing.

Ocean Lexington    high 40's  early Sept. 2004  early Jan. 2005   Three wells with Walter beginning in early Jan. 2005 and ending early April 2005.  Rate for first and second wells in mid 50s with third well in low 60s. One additional well plus option with
                                                                  Walter in low 60's beginning early April and ending early May
                                                                  2005; followed by approximately 120-day Survey and maintenance.
                                                                  Available; actively marketing.

Ocean Saratoga     mid 60's   mid Dec. 2004     late Mar. 2005    Available; actively marketing.

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 3, 2005


    RIG NAME         WD         DESIGN         LOCATION     STATUS*         OPERATOR           CURRENT TERM
------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)

Ocean Crusader      200'   Mat Cantilever       GOM        Contracted   Walter Oil & Gas    second of two wells
                                                                                                plus option

Ocean Drake         200'   Mat Cantilever       GOM        Contracted    Chevron/Texaco    60 day term extension
                                                                                                plus option

Ocean Champion      250'   Mat Slot             GOM        Contracted      Millennium           one well

Ocean Columbia      250'   Independent Leg      GOM        Contracted   ADTI/Kerr-McGee     one well extension
                           Cantilever

Ocean Spartan       300'   Independent Leg      GOM        Contracted         LLOG          one well extension
                           Cantilever

Ocean Spur          300'   Independent Leg      GOM        Contracted      Spinnaker            one well
                           Cantilever

Ocean King          300'   Independent Leg      GOM        Contracted       Houston            two wells
                           Cantilever                                     Exploration

Ocean Nugget        300'   Independent Leg      GOM        Contracted     ADTI/Mission          one well
                           Cantilever

Ocean Summit        300'   Independent Leg      GOM        Contracted         LLOG           three wells plus
                           Cantilever                                                            option

Ocean Warwick       300'   Independent Leg      GOM        Shipyard           DODI                  -
                           Cantilever

Ocean Titan         350'   Independent Leg      GOM        Contracted     Stone Energy     one well plus option
                           Cantilever

Ocean Tower         350'   Independent Leg      GOM        Contracted    Chevron/Texaco    one well plus option
                           Cantilever

                    DAYRATE
    RIG NAME        (000S)       START DATE      EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)

Ocean Crusader     mid 30's   early Nov. 2004   mid Jan. 2005     Two well extension plus option with Walter in high 30's beginning mid Jan. 2005 and ending mid Mar. 2005.  Available; actively marketing.

Ocean Drake        low 40's   early Nov. 2004   mid Jan. 2005     Two wells plus option with ADTI/Kerr-McGee in high 30's beginning mid Jan. and ending late Feb. 2005.  Available; actively
                                                                  marketing.

Ocean Champion     mid 30's   early Sept. 2004  mid Jan. 2005     Available; actively marketing.

Ocean Columbia     mid 30's   mid Nov. 2004     early Jan. 2005   Four wells with Kerr-McGee in mid 40's beginning early Jan. and ending late April 2005.  Available; actively marketing.

Ocean Spartan      mid 40's   early Dec. 2004   mid Feb. 2005     Three well extension with LLOG in high 40's beginning mid Feb. and ending early June 2005.  Available; actively marketing.

Ocean Spur         mid 40's   mid Dec. 2004     late Jan. 2005    Available; actively marketing.

Ocean King         mid 40s    late Aug. 2004    mid Jan. 2005     Available; actively marketing.

Ocean Nugget       low 40's   mid Nov. 2004     mid Jan. 2005     One well plus option with ADTI/Mission in high 40's beginning mid
                                                                  Jan. and ending late Jan. 2005.  Available; actively marketing.

Ocean Summit       high 30's  early Sept. 2004  late Jan. 2005    Two wells with LLOG in mid 40's beginning late Jan. and ending late Mar. 2005.  Available; actively marketing.

Ocean Warwick          -             -                 -          In shipyard for repair of damage due to Hurricane Ivan.  Estimated completion mid Feb.

Ocean Titan        low 50's   early Nov. 2004   mid Jan. 2005     One well plus options with BHP in mid 50's beginning mid Jan. and ending mid May 2005.  Available; actively marketing.

Ocean Tower        mid 50's   early Jan. 2005   early July 2005   Available; actively marketing.

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 3, 2005


    RIG NAME         WD         DESIGN         LOCATION     STATUS*         OPERATOR           CURRENT TERM
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador   1,100'  Bethlehem SS-2000     GOM       Contracted        PEMEX         four year term work

Ocean Whittington  1,500'  Aker H-3              GOM       Contracted        PEMEX         four year term work

Ocean Worker       3,500'  F&G 9500 Enhanced     GOM       Contracted        PEMEX         four year term work
                           Pacesetter

Ocean Yorktown     2,850'  F&G SS-2000           GOM       Contracted        PEMEX         four year term work

NORTH SEA

Ocean Nomad        1,200'  Aker H-3           North Sea         -             DODI                  -

Ocean Guardian     1,500'  Earl & Wright      North Sea    Contracted        Shell              one year
                           Sedco 711 Series

Ocean Princess     1,500'  Aker H-3           North Sea    Contracted       Talisman         three wells plus
                                                                                                 option

Ocean Vanguard     1,500'  Bingo 3000         North Sea    Contracted         ENI                   -

AUSTRALASIA

Ocean Bounty       1,500'  Victory Class      Australia    Contracted         OMV              three wells

Ocean Patriot      1,500'  Bingo 3000         Australia    Contracted        Apache             two wells

Ocean Epoch        1,640'  Korkut             Australia    Contracted        Santos           Exeter/Mutineer
                                                                                             development plus
                                                                                                 option

Ocean General      1,640'  Korkut               Korea      Contracted         KNOC              two wells

Ocean Baroness     7,000'  Victory Class      Indonesia    Contracted        Unocal         180 day extension

Ocean Rover        7,000'  Victory Class       Malaysia    Contracted        Murphy         Second option well


                    DAYRATE
    RIG NAME        (000S)       START DATE      EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador   mid 50's   late July 2003    mid Dec. 2007     Available.

Ocean Whittington  low 60's   late July 2003    early Oct. 2006   Available.

Ocean Worker       high 60's  mid Aug. 2003     late July 2007    Available.

Ocean Yorktown     mid 40's   late Oct. 2003    mid July 2007     Available.

NORTH SEA

Ocean Nomad            -             -                 -          One year program with Talisman in U.K. North Sea in low 80's beginning mid Jan. 2005 and ending mid Jan. 2006.  Available;
                                                                  actively marketing.

Ocean Guardian     high 40's  late March 2004   late March 2005   One year program with Shell in U.K. North Sea in low 80's
                                                                  beginning late Mar. 2005 and ending late Mar. 2006.  Available;
                                                                  actively marketing.

Ocean Princess     low 60's   early Oct. 2004   mid Jan. 2005     One year extension plus option in U.K. North Sea in low 80's beginning mid Jan. 2005 and ending late Dec. 2005.  Available;
                                                                  actively marketing.

Ocean Vanguard         -             -                 -          In shipyard for repairs due to storm damage.  Estimated completion mid Feb. 2005.  One year program in Norway with Statoil in low
                                                                  140's beginning in mid Feb. 2005 and ending in mid Feb. 2006.
                                                                  Available; actively marketing.

AUSTRALASIA

Ocean Bounty       mid 70's   early Sept. 2004  mid Jan. 2005     LOI for one well plus option in mid 70's beginning mid Jan. and ending in early Feb. 2005; followed by one well plus option with
                                                                  Hardman in low 80's beginning in early Feb. 2005 and ending late
                                                                  Feb. 2005; followed by LOI for one well plus option in mid 80's beginning late Feb. and ending mid April 2005; followed by LOI for one well plus option in mid 80's beginning mid April and ending late May 2005; followed by LOI for one well in mid 80's beginning late May and ending late June 2005. Available; actively marketing.

Ocean Patriot      high 70's  late Dec. 2004    mid Jan. 2005     Second of two wells with Bass Straits beginning mid Jan. 2005 and ending mid Feb. 2005.  Two wells with Woodside beginning mid Feb.
                                                                  and ending mid Mar.  Two wells plus option with Santos beginning mid Mar. and ending late May.  LOI for one well plus three options beginning late May and ending early July 2005.  All wells in high
                                                                  70's.  Available; actively marketing.

Ocean Epoch        mid 60's   mid Jan. 2004     mid Jan. 2005     One option well plus demobe declaired with Santos in mid 60's beginning mid Jan. and ending late Feb. 2005; followed by LOI in mid 70's for four wells plus option and demobe in Malaysia beginning late Feb. and ending early Sept. 2005. Available;
                                                                  actively marketing.

Ocean General      high 60's  mid Dec. 2004     mid April 2005    One well plus one option plus demobe with KNOC in Viet Nam in mid
                                                                  50's beginning mid April and ending early June 2005.  Available;
                                                                  actively marketing.

Ocean Baroness     mid 130's  late Dec. 2004    early May 2005    Available; actively marketing.

Ocean Rover        low 120's  mid Dec. 2004     late Jan. 2005    Option wells three to six exercised in mid 120's beginning late
                                                                  Jan. and ending mid July 2005.  Available; actively marketing.

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 3, 2005


    RIG NAME         WD         DESIGN         LOCATION     STATUS*         OPERATOR           CURRENT TERM
------------------------------------------------------------------------------------------------------------------

BRAZIL

Ocean Yatzy        3,300'  DP DYVI Super        Brazil     Contracted       Petrobras       700 day extension
                           Yatzy

Ocean Winner       3,500'  Aker H-3             Brazil     Contracted       Petrobras       700 day extension

Ocean Alliance     5,000'  Alliance Class       Brazil     Contracted       Petrobras       one year extension

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper      7,500'  DP                   Brazil     Contracted       Petrobras       700 day extension
                           Fluor/Mitsubishi

INTERNATIONAL JACKUPS (2)

Ocean Sovereign     250'   Independent Leg    Bangladesh   Contracted     Cairn Energy       three wells plus
                           Cantilever                                                            option

Ocean Heritage      300'   Independent Leg      India      Contracted     Cairn Energy    six wells plus options
                           Cantilever

COLD STACKED (3)

Ocean Liberator     600'   Aker H-3           S. Africa   Cold Stacked        DODI                  -

Ocean Endeavor     2,000'  Victory Class         GOM      Cold Stacked        DODI                  -

Ocean New Era      1,500'  Korkut                GOM      Cold Stacked        DODI                  -

                    DAYRATE
    RIG NAME        (000S)       START DATE      EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL

Ocean Yatzy        mid 70's   early Nov. 2003   mid Oct. 2005     Available.

Ocean Winner       mid 50's   early April 2004  mid March 2006    Available.

Ocean Alliance     high 90's  early Sept. 2004  early Sept. 2005  Available.

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper      low 100's  early Jan. 2003   early March 2006  Available; actively marketing.

INTERNATIONAL JACKUPS (2)

Ocean Sovereign    low 60's   mid Nov. 2004     late Mar. 2005    Available; actively marketing.

Ocean Heritage     low 60's   early Nov. 2004   mid May 2005      Available; actively marketing.

COLD STACKED (3)

Ocean Liberator        -             -                 -          Cold stacked Nov. '02.

Ocean Endeavor         -             -                 -          Cold stacked March '02.

Ocean New Era          -             -                 -          Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico